Exhibit 3

                          FINANCIAL ADVISORY AGREEMENT
                          ----------------------------

         This Agreement is made and entered into as of the 8th day of May, 2001, between Donini, Inc. (the "Company") and ViewTrade Securities, Inc. (the "Financial Advisor").

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, The Company is seeking certain financial advice regarding business and financing activities; and

         WHEREAS, the Financial Advisor is willing to furnish certain business and financial related advice and services to the Company on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Purpose. The Company hereby engages the Financial Advisor on a non-exclusive basis for the term specified in this Agreement to render financial advisory consulting advice to the Company as an investment banker relating to financial and similar matters upon the terms and conditions set forth herein.

         2. Representations of the Financial Advisor. The Financial Advisor represents and warrants to the Company that (i) it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and that it is engaged in the securities brokerage business; (ii) in addition to its securities brokerage business, the Financial Advisor provides consulting advisory services; and (iii) it is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Financial Advisor is bound. The Company acknowledges that the Financial Advisor is in the securities business and may provide financial services and consulting advice (of the type contemplated by this Agreement) to others and that nothing herein contained shall be construed to limit or restrict the Financial Advisor in providing financial services to others, or rendering such advice to others.

         3. Duties of the Financial Advisor. During the term of this Agreement, the Financial Advisor will provide the Company with consulting advice as specified below at the request of the Company, provided that the Financial Advisor shall not be required to undertake duties not reasonably within the scope of the consulting advisory service in which the Financial Advisor is engaged generally. In performance of these duties, the Financial Advisor shall provide the Company with the benefits of its best judgment and efforts, and the Financial Advisor cannot and does not guarantee that its efforts will have any

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impact on the business of the Company or that any subsequent improvement will result from the efforts of the Financial Advisor. It is understood and acknowledged by the parties that the value of the Financial Advisor's advice is not measurable in any quantitative manner, and that the amount of time spent rendering such consulting advice shall be determined according to the Financial Advisor's discretion.

         The Financial Advisor's duties may include, but will not necessarily be limited to, rendering the following services to the Company:

         a) Study and review the business, operations, historical financial performance of the Company (based upon management's forecast of financial performance) so as to enable the Financial Advisor to provide advice to the Company;

         b) Assist the Company in attempting to formulate the optimum strategy to meet the Company's working capital and capital resources needs during the period of this Agreement;

         c) Assist in the introduction of the Company to institutional or other capital financing sources;

         d) Assist in any presentation to the Board of Directors of the Company, as requested, in connection with a proposed transaction to be reviewed by the Company; and

         e) Advise the Company as to the expected reaction of the financial community to any transaction and assist in determining the optimum means of communicating the pertinent aspects, such as strategic considerations, benefits to the Company and financial impact, to the financial community.

         4. Term.The term of this Agreement shall be for two (2) years commencing from the date of this Agreement ("Commencement Date"); provided, however, that this Agreement may be renewed or extended upon such terms and conditions as may be mutually agreed upon by the parties hereto. This Agreement shall terminate, however, in the event that the Financial Advisor is no longer a member in good standing of the NASD.

         5. Financial Advisory Fee. The Company shall pay to the Financial Advisor a financial advisory fee of $50,000 payable as follows:

         (1) $10,000 shall be paid upon the execution of this Agreement; and

         (2) $15,000 payable within thirty (30) days of the date of execution of this Agreement; and

         (3) $25,000 payable within sixty (60) days of the date of execution of this Agreement.

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In addition, upon the execution of this Agreement, the Company shall sell to the
Financial Advisor and/or persons designated by the Financial Advisor ("holder"), for an aggregate purchase price of one hundred dollars ($100), 100,000 shares of the Company's Common Stock (the "Shares") and 1,000,000 Investment Banking Purchase Warrants (the "Warrants"). Upon payment and issuance, the Shares shall be duly authorized, validly issued, fully paid and non-assessable. Each Warrant shall permit the holder to purchase from the Company, at any time during the period commencing on the date of this Agreement and expiring three and one-half (3 1/2) years thereafter (the "Expiration Time"), one (1) share of the Company's Common Stock (the "Underlying Shares"), at an exercise price as follows:

                      Number of Shares     Exercise Price
                      ----------------     --------------

                           400,000              $1.00
                           300,000              $2.00
                           300,000              $3.00

         The Shares, Warrants and Underlying Shares shall not have been registered under the Securities Act of 1933, as amended (the "Act"), and the certificates representing such securities shall bear the following legend:

         The securities represented by this certificate may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act and applicable state securities laws is available.

         With respect to the Shares and the Underlying Shares, after the execution of this Agreement, the Company shall use its best efforts to prepare and file with the Commission, a registration statement and/or such other documents, including a prospectus, and/or any other appropriate disclosure document (including a registration statement on Form S-8, if appropriate) as may be reasonably necessary in the opinion of counsel for the Company and counsel for the Financial Advisor and holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of the Shares and the Underlying Shares for a period of at least nine (9) months or until all of the Warrants are exercised and sold, whichever is longer. Such registration shall be without cost to the holders thereof, except for costs of brokerage commissions and costs of any counsel to the holders. In connection with these registration rights, the Company shall give all of the holders of the Shares and the Underlying Shares, notice by certified or registered mail, return receipt requested, at the time of the filing of such Registration Document. The Company agrees to periodically advise the holders of the Shares and the Underlying

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Shares of the status of the registration and the effective date of the
Registration Statement or other appropriate registration document. In addition, the Company agrees to deliver copies of the final prospectus to each of the holders of the Shares and the Underlying Shares. The holders of the Warrants are not required to exercise the Warrant prior to the effective date of the registration statement or prior to any sale of the Underlying Shares.

         During the time as the Warrants are outstanding, the Company agrees not to merge, reorganize, or take any action which would terminate the Warrants or Underlying Shares without first making adequate provisions for the Warrants or Underlying Shares. Other terms regarding the rights of the holders of the Warrants or Underlying Shares are included in the Warrant Certificate to be issued to the holders pursuant to this Agreement.

         6. Financing Fee. In the event the Financial Advisor effects, underwrites, introduces, or otherwise participates in effecting a Financing by offering or selling any of the securities of the Company in a private or public debt and/or equity transaction, pursuant to which the Company obtains financing or other consideration, the Financial Advisor shall receive a Financing Fee in addition to the Financial Advisory Fee and any other fee to be received pursuant to this Agreement, which shall be mutually determined between the Company and the Financial Advisor at the time of any such Financing.

         7. Transaction Finder's Fee. In the event the Financial Advisor introduces to the Company another party or entity, and that as a result of such introduction, a transaction between such entity and the Company is consummated ("Transaction"), then the Company shall pay to the Financial Advisor a Transaction Finder's Fee as follows:

         a. Five percent (5%) of the first $1,000,000 of the consideration paid in such transaction;

         b. Four percent (4%) of the consideration in excess of $1,000,000 and up to $2,000,000;

         c. Three percent (3%) of the consideration in excess of $2,000,000 and up to $3,000,000;

         d. Two percent (2%) of any consideration in excess of $3,000,000 and up to $4,000,000; and

         e.  One percent (1%) of any consideration in excess of $4,000,000.

         The Finder's Fee due the Financial Advisor shall be paid by the Company in cash and/or in securities at the closing of the Transaction as mutually agreed between the Company and the Financial Advisor, without regard to whether the Transaction involves payments in cash, securities, or a combination of securities and cash, or is made on an installment sale basis. By way of example, if the Transaction involved securities of the acquiring entity (whether securities of the Company, if the Company is the acquiring party, or securities of another entity, if the Company is the selling party) having a value of $5,000,000, the consideration to be paid by the Company to the Financial Advisor at closing shall be $150,000.

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         In the event that for any reason the Company shall fail to pay to the
Financial Advisor all or any portion of the Finder's Fee payable hereunder when due, interest shall accrue and be payable on the unpaid balance due hereunder from the date when first due through and including that date when actually collected by the Financial Advisor, at a rate equal to two (2) points over the prime rate as stated in the Wall Street Journal, computed on a daily basis and adjusted as announced from time to time.

         Notwithstanding anything herein to the contrary, if the Company shall, within 180 days immediately following the termination of this Agreement, conclude a Transaction with any party introduced by the Financial Advisor to the Company prior to the termination of this Agreement, the Company shall also pay the Financial Advisor the Finder's Fee determined above.

         8. Transfer Sheets and Depository Trust Company Reports. The Company shall direct the Company's transfer agent to furnish the Financial Advisor with weekly transfer sheets as to each of the Company's securities as prepared by the Company's transfer agent and copies of lists of stockholders and warrantholders (if applicable) as reasonably requested by the Financial Advisor, during the term of this Agreement.

         In addition, the Company shall cause the Depository Trust Company, or such other depository of the Company's securities, to deliver a "special security position report" to the Financial Advisor on a weekly basis at the expense of the Company, for a three (3) year period from the date of this Agreement.

         9. Expenses.In addition to the fees payable hereunder, the Company shall reimburse the Financial Advisor, within five (5) business days of its request, for any and all reasonable out-of-pocket expenses incurred in connection with the services performed by the Financial Advisor pursuant to this Agreement, including (i) reasonable hotel, food and associated expenses incurred in connection with performing due diligence of the Company; (ii) reasonable charges for travel; (iii) reasonable long-distance telephone calls; and (iv) other reasonable expenses spent or incurred on the Company's behalf. Any expenses in excess of $500 shall require prior verbal approval from the Company.

         10. Use of Advice by the Company; Public Market for the Company's Securities. The Company acknowledges that all opinions and advice (written or oral) given by the Financial Advisor to the Company in connection with the engagement of the Financial Advisor are intended solely for the benefit and use of the Company in considering the transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of the Financial Advisor to be given

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hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to the Financial Advisor, or use of the Financial Advisor's name in any annual reports or any other reports or releases of the Company without the prior written consent of the Financial Advisor.

         The Company acknowledges that the Financial Advisor makes no commitment whatsoever as to making a public trading market in the Company's securities or to recommending or advising its clients to purchase the Company's securities. The Company hereby represents that it understands that the Financial Advisor has not agreed to make a market in and/or market such securities and that the Financial Advisor may never do so. The Company hereby represents and acknowledges that any payment made pursuant to this agreement is not compensation for the purpose of making a market in the Company's securities or to cover out-of-pocket expenses for making a market in the Company's securities or for submitting an application to make a market in the Company's securities. Research reports or corporate finance reports that may be prepared by the Financial Advisor will, when and if prepared, be done solely on the merits or judgment and analysis of the Financial Advisor or any senior corporate finance personnel of the Financial Advisor.

         11. Company Information. The Company recognizes and confirms that, in advising the Company and in fulfilling its engagement hereunder, the Financial Advisor will use and rely on data, material and other information furnished to the Financial Advisor by the Company. The Company acknowledges and agrees that in performing its services under this engagement, the Financial Advisor may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same. In addition, in the performance of its services, the Financial Advisor may look to such others for such factual information, economic advice and/or research upon which to base its advice to the Company hereunder as the Financial Advisor shall in good faith deem appropriate. The parties further acknowledge that the Financial Advisor undertakes no responsibility for the accuracy of any statements to be made by Company management contained in press releases or other communications, including, but not limited to, filings with the Securities and Exchange Commission and the NASD.

         12. The Financial Advisor as an Independent Contractor. The Financial Advisor shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that the Financial Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

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         13. Miscellaneous.

         (a) This Agreement between the Company and the Financial Advisor constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.

         (b) Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent postage prepaid by certified or registered mail, return receipt requested, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:

         If to the Company:       Peter Deros, President
                                  Donini, Inc.
                                  425 Eagle Rock Avenue
                                  Roseland, New Jersey 07068

                                       and

                                  Peter Deros, President
                                  Donini Inc.
                                  4555, boul des Grandes Praires, #30
                                  St. Leonard, Quebec, H1R 1A5

         If to the Financial Advisor: Brian Herman, Branch Manager ViewTrade Securities, Inc.7280 West Palmetto Park Rd., Ste. 210 Boca Raton, Florida 33433

         (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

         (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

         (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

         (f) This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Palm Beach County, Florida, and they hereby submit to the exclusive jurisdiction of the courts of the State of Florida located in Palm Beach County, Florida and of the federal courts in the Southern District of Florida with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting

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the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in sub-paragraph (b) above. A party to this Agreement named as a Defendant in any action brought in connection with this Agreement in any court outside of the above named designated county or district shall have the right to have the venue of said action changed to the above designated county or district or, if necessary, have the case dismissed, requiring the other party to refile such action in an appropriate court in the above designated county or federal district.

         (g) This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Financial Advisor.

         (h) In the event that the Financial Advisor is named as a defendant in any legal action in any jurisdiction in any matter arising from or in connection with this Agreement, the Company agrees to indemnify the Financial Advisor as to all damages and costs incurred in connection with any such litigation, including reasonable attorney fees.

         (i) This Agreement is strictly confidential and cannot be used by the Company for the purpose of soliciting investors.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                       Very truly yours,

                                       DONINI, INC.


                                       By: /s/ PETER DEROS
                                           -------------------------
                                           Peter Deros, President


                                       VIEWTRADE SECURITIES, INC.


                                       By: /s/ JAMES ST. CLAIR
                                           -------------------------
                                           James St. Clair
                                           Chief Financial Officer

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